CONFIDENTIAL

Exhibit 10.37
THIS DEED OF VARIATION (“DEED”) is made on February 28 , 2023 (the “Effective Date”)
PARTIES:
(1)vTv THERAPEUTICS INC., a Delaware corporation (“vTv”);
(2)G42 INVESTMENTS AI HOLDING RSC LTD., a private limited company incorporated in the Abu Dhabi Global Market with registered number 000003845 and with its registered address at Office 801, floor 8, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates (“G42 Investments”); and
(3)GROUP 42 HOLDING LIMITED, a private limited company incorporated in the Abu Dhabi Global Market with registered number 000001430 and with its registered address at Office 801, floor 8, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates (“Group 42 Holding”),
(each a "Party" and collectively the "Parties").
BACKGROUND:
(A)The Parties entered into a Common Stock Purchase Agreement dated as of May 31, 2022 (the “CSPA”).
(B)G42 Investments issued a Non-Negotiable Promissory Note to vTv dated as of May 31, 2022 (the “Closing Note”).
(C)G42 Investments and Group 42 Holding entered into a Letter Agreement dated as of May 31, 2022 (the “Letter Agreement”).
(D)vTv and G42 Healthcare Technology Solutions LLC (previously known as Cogna Technology Solutions LLC) entered into a Collaboration and License Agreement dated as of May 31, 2022.
(E)vTv, G42 Healthcare Research Technology Projects LLC and G42 Healthcare Technology Solutions LLC (previously known as Cogna Technology Solutions LLC) entered into a Deed of Novation dated December 21, 2022.
(F)The Parties wish to amend, as applicable, each of the CSPA, the Closing Note and the Letter Agreement.
IT IS AGREED as follows:
1DEFINITIONS AND INTERPRETATION
1.1The provisions of Section 1.2 of the CSPA apply to this Deed as if set out in full, with references to “this Agreement” being treated as references to “this Deed”.
1.2In this Deed, any reference to a Party is to a Party to this Deed and includes a reference to that party’s successors and permitted assigns.

CONFIDENTIAL

Exhibit 10.37
2AMENDMENT TO CSPA
2.1With effect from December 21, 2022 and in accordance with Section 6.4 of the CSPA, the Parties hereby acknowledge and agree that the following wording set out below shall be in replacement of the definition of “G42 Counterparty” under Section 1.1 of the CSPA:
“G42 Counterparty” means G42 Healthcare Technology Solutions LLC (previously known as Cogna Technology Solutions LLC) or any person to which it assigns or novates its rights and/or obligations under the Collaboration and License Agreement, as expressly permitted pursuant to the Collaboration and Licenses Agreement, from time to time.
2.2With effect from the Effective Date and in accordance with Section 6.4 of the CSPA, the Parties hereby acknowledge and agree that:
(a)The following wording set out below shall be in replacement of the definition of “Closing Note” under Section 1.1 of the CSPA:
“Closing Note” means the promissory note of the Purchaser issued to the Company, dated as of May 31, 2022 (as amended, restated, amended and restated, supplemented and otherwise modified in accordance with the terms thereof).
(b)Exhibit A of the CSPA is hereby deleted in its entirety.
2.3Except as set out in Clauses 2.1 and 2.2 of this Deed, all other terms of the CSPA remain the same.
3AMENDMENT TO CLOSING NOTE
3.1With effect from the Effective Date and in accordance with Section 5 of the Closing Note, vTv and G42 Investments hereby acknowledge and agree that:
(a)The following wording set out below shall be in replacement of the first paragraph of the Closing Note:
“Dated: May 31, 2022 (the “Issuance Date”)                 New York, NY
$12,031,250.00
FOR VALUE RECEIVED, (i) the undersigned, G42 Investments AI Holding RSC Ltd, a private limited company incorporated in the Abu Dhabi Global Market with registered number 000003845 and with its registered address at Office 801, floor 8, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates (the “Maker”), hereby promises to pay to vTv Therapeutics Inc., a Delaware corporation, and/or its permitted registered assigns (collectively, the “Holder”), in lawful money of the United States of America, at the address of the Holder set forth on Annex 1 hereto, or at such other place as the Holder shall from time to time have designated to the Maker in writing, the aggregate original principal amount of TWELVE MILLION THIRTY ONE THOUSAND TWO HUNDRED AND FIFTY UNITED STATES DOLLARS ($12,031,250.00), together with interest thereon, if any, in accordance with the provisions of this non-negotiable promissory note (the “Note”), which principal amount shall be due and payable as set forth in Section 2 below and (ii) Group 42 Holding Limited, a private limited company incorporated in Abu Dhabi Global Market with registered number 000001430 and having its registered office at Office 801, Floor 8, Al Khatem Tower, ADGM, Al Maryah, Abu Dhabi, United Arab Emirates (the “Sponsor”), has entered into an equity commitment letter for the benefit of the Maker, dated as of May 31, 2022 (as amended, restated, supplemented or otherwise modified, the “ECL”).”
(b)The wording “the date that is one year following the Issuance Date” in Section 2(a) of the Closing Note shall be replaced by the wording “March 1, 2023”.

CONFIDENTIAL

Exhibit 10.37
3.2Except as set out in Clause 3.1 of this Deed, all other terms of the Closing Note remain the same.
4AMENDMENT TO LETTER AGREEMENT
4.1With effect from the Effective Date and in accordance with Section 6 of the Letter Agreement and Section 3(a) of the Closing Note, G42 Investments and Group 42 Holding hereby acknowledge and agree, and vTv consents to such acknowledgement and agreement, that the wording “USD12,500,000” in all instances in the Letter Agreement shall be replaced by the wording “USD12,031,250”. Except as set out in the foregoing sentence, all other terms of the Letter Agreement remain the same.
5CONSTRUCTION
5.1The CSPA, Closing Note and Letter Agreement (respectively) will for all purposes (except to the extent that rights have before the date of this Deed been exercised or obligations performed) be deemed as between the Parties to have been in such form as amended pursuant to Clauses 2, 3 and 4 (respectively) of this Deed on and with effect from the Effective Date.
5.2This Deed is supplemental to (respectively) the CSPA, Closing Note and Letter Agreement and in each case is to be read and construed as one instrument together with (respectively) the CSPA, Closing Note and Letter Agreement. The CSPA, Closing Note and Letter Agreement will continue in full force and effect, as amended respectively by this Deed.
6GENERAL
6.1This Deed may be entered into in any number of counterparts, and by the Parties on separate counterparts, all of which when duly executed will together constitute one and the same instrument.
6.2Each Party will, from time to time on being required to do so by the other Party, promptly do or procure the doing of all such acts and execute or procure the execution of all such documents as may reasonably be necessary for giving full effect to this Deed.
6.3This Deed, and each of the CSPA, Closing Note and Letter Agreement, forms the entire agreement between the Parties in relation to its subject matter and supersedes any previous verbal or written communications and representations.
6.4The provisions of Sections 6.2 (Notices), 6.4 (Amendments and Waivers), 6.7 (Successors and Permitted Assigns), Section 6.9 (Severability) and 6.13 (Governing Law; Venue and Dispute Resolution) of the CSPA shall apply to this Deed as if they were set out in full in this Deed.
This Deed has been entered into and delivered as a deed by each Party on the date specified at the top of this Deed.
[SIGNATURE page follows]

CONFIDENTIAL

Exhibit 10.37
EXECUTED AND DELIVERED AS A DEED for and on behalf of
G42 INVESTMENTS AI HOLDING RSC LTD.
/s/ Peng Xiao
Name: Peng Xiao
Title: Group Chief Executive Officer
Witnessed by:
/s/ Almira Biscocho
Name: Almira Biscocho
Address: Capital Gate, Abu Dhabi, UAE
Occupation: Administration Manager

CONFIDENTIAL

Exhibit 10.37
EXECUTED AND DELIVERED AS A DEED for and on behalf of
GROUP 42 HOLDING LIMITED
/s/ Peng Xiao
Name:
Title:
Witnessed by:
/s/ Almira Biscocho
Name: Almira Biscocho
Address: Capital Gate, Abu Dhabi, UAE
Occupation: Administration Manager

CONFIDENTIAL

Exhibit 10.37
EXECUTED AND DELIVERED AS A DEED for and on behalf of
vTv THERAPEUTICS INC.
/s/ Richard Nelson
Name: Richard Nelson
Title: Executive Vice President – Corporate Development

Witnessed by:
/s/ Paul Sekhri
Name: Paul Sekhri
Address: 3980 Premier Dr., Suite 310, High Point, NC 27265
Occupation: Chief Executive Officer, vTv Therapeutics Inc.